                                                                   EXHIBIT 10.23

                                                                  EXECUTION COPY

                             OMNIBUS AMENDMENT NO. 1

                     AMENDMENT NO. 1 TO AMENDED AND RESTATED
           SERIES 1996-1 SUPPLEMENT TO POOLING AND SERVICING AGREEMENT

                                       AND

                     AMENDMENT NO. 1 TO AMENDED AND RESTATED
                         CERTIFICATE PURCHASE AGREEMENT
                                 (SERIES 1996-1)

                                       AND

                     AMENDMENT NO. 1 TO AMENDED AND RESTATED
                         CERTIFICATE PURCHASE AGREEMENT
                                    [FALCON]

                                       AND

                   AMENDMENT NO. 1 TO THE TRANSFER SUPPLEMENTS

         This OMNIBUS AMENDMENT NO. 1 dated as of April 25, 2001 (the "Amendment"), among Avondale Receivables Company, a Delaware corporation ("ARC"), Avondale Mills, Inc., an Alabama corporation ("Avondale"), Manufacturers and Traders Trust Company, a New York banking corporation, as trustee ("Trustee"), Bank One, N.A. (f/k/a The First National Bank of Chicago) ("Bank One"), FALCON Asset Securitization Corporation, a Delaware corporation ("FALCON"), Wachovia Bank, N.A. ("Wachovia") and The Chase Manhattan Bank ("Chase") to: (a) the Amended and Restated Series 1996-1 Supplement to Pooling and Servicing Agreement dated as of November 21, 1997 (the "Supplement"), among ARC, as Transferor, Avondale, as Servicer, and the Trustee; (b) the Amended and Restated Certificate Purchase Agreement dated as of November 21, 1997 (the "CPA"), among ARC, Avondale, Bank One, as Agent for the purchasers, FALCON, as Purchaser, and the other Purchasers from time to time party thereto; (c) the Amended and Restated Certificate Purchase Agreement [FALCON] dated as of November 21, 1997 (the "Liquidity CPA"), among FALCON, each of the other Funding Institutions from time to time set forth therein (including Wachovia and Chase) and Bank One, individually and as Funding Agent; (d) the Transfer Supplement dated as of November 21, 1997 (the "Wachovia Supplement"), between Bank One, as seller and Wachovia, as assignee; and (e) the Transfer Supplement dated as of May 1, 1998 (the "Chase Supplement," and together with the Supplement, the CPA, the Liquidity CPA and the Wachovia Supplement, the "Agreements"), between Bank One, as seller and Chase, as assignee.

                                   BACKGROUND

         1. FALCON, Bank One and the other parties referred to above have entered into the Agreements in connection with Bank One (through FALCON's commercial paper program or otherwise) providing indirect financing for Avondale using certain trade receivables generated and sold by Avondale to ARC as collateral for the financing.

         2. The parties hereto wish to amend the Agreements in order to, among other things, decrease the maximum size of the facility provided by FALCON from $120,000,000 to $100,000,000.

         3. The parties hereto are willing to agree to such amendments, all as set out in this Amendment.

                                   AMENDMENTS

         The parties hereto agree as follows:

         SECTION 1. Definitions. As used herein, capitalized terms which are defined in the preamble hereto shall have the meanings as so defined, and capitalized terms not so defined shall have the meanings set forth in (or by reference in) the Agreements.

         SECTION 2.   Amendments to Supplement.   (a) Section 1.1(c) of the
Supplement is hereby amended by adding the following defined term immediately after the definition of "Corporate Base Rate" therein:

                  "Credit Agreement" means the Second Amended and Restated Credit Agreement dated as of September 28, 2000, among Avondale, the Banks listed therein and Wachovia, as agent, as such agreement is amended, modified, restated and/or supplemented from time to time.

                  (b) The second sentence of Section 2.1 of the Supplement is hereby amended by replacing the text "$120,000,000" where it appears therein with the text "$100,000,000".

                  (c) Section 6.1 of the Supplement is hereby amended by deleting the period following clause (o) thereof, substituting "; or" therefore and adding the following new subsection (p) thereto:

                           (p) (i) the occurrence of any "Event of Default" (as defined in the Credit Agreement) under the Credit Agreement, or (ii) if such Credit

                  Agreement is terminated or is otherwise no longer in effect, the occurrence of any event of default or similar event or condition which results in the acceleration of the maturity of any Indebtedness of Avondale outstanding at such time or enables (or, with the giving of notice or lapse of time or both, would enable) the holders of such Indebtedness or any Person acting on such holders' behalf to accelerate the maturity thereof, if in any of the foregoing events in clause
                  (ii), the amount of Indebtedness involved is in excess of $2,000,000.

         SECTION 3.   Amendment to CPA.   Schedule I to the CPA is hereby
amended and restated in its entirety to read as follows:

                                                                      SCHEDULE I
                                                         to Certificate Purchase
                                                         Agreement Series 1996-1

                 AMOUNT OF EACH INITIAL PURCHASER'S CERTIFICATE

                                                                 Stated Amount of Certificate
                                                                 ----------------------------
         Purchaser
         ---------
         FALCON Asset Securitization Corporation                 $100,000,000.00

                                                                 Percentage
                                                                 ----------
         FALCON Asset Securitization Corporation                  100%

         SECTION 4.   Amendment to Liquidity CPA.   Annex 1 to the Liquidity CPA
is hereby amended in its entirety to read as follows:

                                     ANNEX 1

                                   COMMITMENTS

              Bank One, N.A.                        $100,000,000

         SECTION 5.   Amendment to Wachovia Supplement.   Schedule I to the
Wachovia Supplement is hereby amended and restated in its entirety to read as set forth on Exhibit A hereto.

         SECTION 6.   Amendment to Chase Supplement.   Schedule I to the Chase
Supplement is hereby amended and restated in its entirety to read as set forth on Exhibit B hereto.

         SECTION 7.   Omnibus Amendment.   Each of the parties hereto agrees
that each reference to "The First National Bank of Chicago" in any Agreement is hereby amended to be a reference to "Bank One, N.A." and that Bank One, N.A. is a permitted successor to all of the rights and obligations of The First National Bank of Chicago under the Transaction Documents.

         SECTION 8.   Representations and Warranties.

         (a) Each of Avondale and ARC represents and warrants to each party hereto that:

                  (i) The execution and delivery by it of this Amendment, and the performance of its obligations under the Agreements as modified by this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, have received all necessary governmental approvals other than Assignment of Claims Act filings (if any shall be required), and other consents or approvals and do not and will not contravene or conflict with, or create any Adverse Claim under, (A) any provision of law, (B) its constituent documents,
         (C) any court or administrative decree applicable to it or (D) any contractual restriction binding upon it or its property which conflict or adverse claim would have a substantial likelihood of having Material Adverse Affect.

                  (ii) This Amendment has been duly executed and delivered by it, and the Agreements, as amended, are its legal, valid and binding obligations, enforceable against it in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally and by general principles of equity.

                  (iii) The warranties made by it in the Transaction Documents are true and correct as of the date hereof as though made on that date, except to the extent that the warranties specifically relate to an earlier date.

                  (iv) After giving effect to this Amendment, no Early Amortization Event or Unmatured Early Amortization Event shall have occurred and be continuing.

                  (v) At the time of, and immediately following, the effectiveness of this Amendment, the aggregate Stated Amount shall not be less than the Invested Amount.

         (b)      The Trustee represents and warrants to each party hereto that:

                  (i) it is a banking corporation organized, existing and in good standing under the laws of the State of New York,

                  (ii) it has full power, authority and right to execute, deliver and perform this Amendment, and has taken all necessary action to authorize the execution, delivery and performance by it of this Amendment, and

                  (iii) this Amendment has been duly executed and delivered by the Trustee, and is a legal, valid and binding obligation of the Trustee, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

         SECTION 9.   Conditions Precedent.   This Amendment shall not be
effective until the requirements of Section 13.1 of the Pooling Agreement and
Section 10.1 of the CPA have been satisfied (including, without limitation, satisfaction of the Modification Condition) and a replacement Certificate reflecting such stated amount has been issued pursuant to the CPA; provided, however that the parties hereto agree that the provisions of Sections 13.1(h) and 13.1(i) of the Pooling Agreement need not be satisfied in connection with this Amendment.

         SECTION 10.   Consents; Acknowledgment.   To the extent that any
consent of any party hereto (in any capacity) is required under any Agreement or any other Transaction Document to any of the foregoing amendments to an Agreement to which it is not a party, such party hereby grants such consent. The parties hereby agree that each reference in any Transaction Document to the "Stated Amount" of a Certificate means the Stated Amount of the Certificate after giving effect to any reductions made pursuant to this Amendment.

         SECTION 11.   Binding Effect; Ratification.

         (a) This Amendment shall become effective, as of the date first set forth above, when counterparts hereof shall have been executed and delivered by the parties hereto and the requirements of Section 8 hereof have been satisfied, and thereafter shall be binding on the parties hereto and their respective successors and assigns.

         (b) On and after the execution and delivery hereof, this Amendment shall be a part of each Agreement amended hereby and each reference in each such Agreement to "this Agreement" or "hereof", "hereunder" or words of like import, and each reference in any other Transaction Document or contained in any notice, request, or other document to such Agreement shall mean and be a reference to such Agreement as amended hereby.

         (c) Except as expressly amended hereby, the Agreements shall remain in full force and effect and are hereby ratified and confirmed by the parties hereto.

         SECTION 12.   Miscellaneous.

         (a) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.

         (b) Headings used herein are for convenience of reference only and shall not affect the meaning of this Amendment or any provision hereof.

         (c) This Amendment may be executed in any number of counterparts, and by the parties hereto on separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Executed counterparts may be delivered electronically.

                            [Signature pages follow]

         IN WITNESS WHEREOF, the parties have executed this Amendment by their respective officers thereunto duly authorized as of the date first above written.

                                       AVONDALE RECEIVABLES COMPANY



                                       By:
                                          Name:
                                          Title:

                                       AVONDALE MILLS, INC.



                                       By:
                                          Name:
                                          Title:

                                       BANK ONE, N.A.



                                       By:
                                          Name:
                                          Title:

                                       FALCON ASSET SECURITIZATION CORPORATION



                                       By:
                                          Name:
                                          Title:

                                       WACHOVIA BANK, N.A.



                                       By:
                                          Name:
                                          Title:

                                       THE CHASE MANHATTAN BANK



                                       By:
                                          Name:
                                          Title:

                                       THE TRUSTEE JOINS IN THIS AMENDMENT FOR
                                       PURPOSES OF EVIDENCING ITS CONSENT
                                       THERETO.

                                       MANUFACTURERS AND TRADERS TRUST COMPANY,
                                       AS TRUSTEE



                                       By:
                                          Name:
                                          Title:

                                                                       EXHIBIT A

                        SCHEDULE I TO TRANSFER SUPPLEMENT

                       LIST OF LENDING OFFICES, ADDRESSES
                       FOR NOTICES AND COMMITMENT AMOUNTS

Date:  November 21, 1997, as amended and restated April [____,] 2001

Transferred Percentage:      33.33%

---------------------------------------------------------------------------------------------------------------------------------
                                       Commitment               Commitment               Outstanding
    Seller                              Existing                  Revised                Certificate              Pro Rata Share
                                                                                         Balance
---------------------------------------------------------------------------------------------------------------------------------
Bank One, N.A.                        $100,000,000              $66,670,000             $100,000,000                  66.67%
---------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                            Outstanding
                                       Commitment                           Certificate
     Assignee                            Initial                               Balance                          Pro Rata Share
-------------------------------------------------------------------------------------------------------------------------------
Wachovia Bank, N.A.                    $33,330,000                          $100,000,000                            33.33%
-------------------------------------------------------------------------------------------------------------------------------

Address for Notices:

Wachovia Bank, N.A., Assignee
c/o Wachovia Corporate Services, Inc.
Capital Markets Division
191 Peachtree Street, NE
Atlanta, Georgia 30303

Attention: Frances Josephic
Telephone: (404) 332-4132
Facsimile: (404) 332-5152
                                                                       EXHIBIT B

                        SCHEDULE I TO TRANSFER SUPPLEMENT

                       LIST OF LENDING OFFICES, ADDRESSES
                       FOR NOTICES AND COMMITMENT AMOUNTS

Date:  May 1, 1998, as amended and restated April [____], 2001

Transferred Percentage:  16.67% of the Outstanding Certificate Balance

---------------------------------------------------------------------------------------------------------------------------------
                                       Commitment               Commitment               Outstanding               Pro Rata
    Seller                              Existing                  Revised                Certificate                 Share*
---------------------------------------------------------------------------------------------------------------------------------

---------------

* 33.33% of the Outstanding Certificate Balance is held by an additional Assignee pursuant to a Transfer Supplement dated as of November 21, 1997.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                          Balance
---------------------------------------------------------------------------------------------------------------------------------
Bank One, N.A.                        $66,670,000               $50,000,000             $100,000,000                  50.00%
---------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                            Outstanding
                                       Commitment                           Certificate
     Assignee                            Initial                               Balance                          Pro Rata Share
-------------------------------------------------------------------------------------------------------------------------------
The Chase Manhattan Bank               $16,670,000                          $100,000,000                             16.67%
-------------------------------------------------------------------------------------------------------------------------------

Address for Notices:

The Chase Manhattan Bank, Assignee
111 West 40th Street, 10th Floor
New York, New York 10018

Attention: James A. Knight
Telephone: (212) 403-5102
Facsimile: (212) 403-5112


--------------------------------------------------------------------------------